Mortgage of Real Estate

State of South Carolina

County of Lexington

This Mortgage is dated September 28, 2001.

The "Mortgagee" referred to in this Mortgage is The Provident Bank, an Ohio Banking Corporation, whose address is 1 East Fourth Street, Cincinnati, Ohio 45202.

The "Mortgagor" is HomeGold, Inc., whose address is 113 Reed Avenue, Lexington, SC 29072.

"Loan Agreement" is the Warehouse Loan and Security Agreement made and entered into on the 3 day of November, 2000 between Mortgagor and Mortgagee. The Loan Agreement and any documents renewing, extending or modifying it are referred to herein collectively as the "Loan Agreement."

This Mortgage secures, among other obligations, a revolving line of credit pursuant to the terms and conditions of the Loan Agreement, under the terms of which funds may be advanced, paid back, and readvanced, PROVIDED, HOWEVER, that the maximum principal amount outstanding under said Loan Agreement shall not at any one time exceed the sum of $15,000,000.00.

This Mortgage is given to secure to Mortgagee the repayment of the following amounts, with interest: (a) the indebtedness evidenced by the Loan Agreement;
(b) indebtedness owing to Mortgagee by Mortgagor under any other agreements; (c) any Future Advances made under paragraph 18 below; (d) Expenditures by Mortgagee to protect and preserve the property; and (e) attorney's fees, court costs and other amounts which may be due under the Loan Agreement and this Mortgage. In consideration of the above indebtedness and for other valuable consideration which Mortgagor acknowledges receiving, Mortgagor does hereby mortgage, grant and convey to Mortgagee, its successors and assigns, the following described property or as described on Schedule A attached hereto and incorporated herein by reference.

      See Exhibit A attached hereto and incorporated herein (the "Land"),

Together with:

(a) all and singular rights, members, hereditaments and appurtenances belonging or in any way incident or appertaining thereto;

(b) all buildings and improvements of every kind and description now or hereafter erected or placed on the Land (the "Improvements") and all materials intended for construction, reconstruction, alteration and repair of such improvements now or hereafter erected thereon, all of which materials shall be deemed to be included within the premises hereby conveyed immediately upon the delivery thereof to the aforesaid Land, and all fixtures and articles of personal property now or hereafter owned by the Mortgagor and attached to or contained in and used in connection with the aforesaid Land and Improvements or any part thereof or derived from or acquired by any proceeds of the Land or Improvements or any part thereof, including, but not limited to, all goods, furniture, appliances, furnishings apparatus, machinery, equipment, motors, elevators, fittings, radiators, ranges refrigerators, awnings, shades screens, blinds, carpeting, office equipment and other furnishings and all plumbing, heating, lighting, cooking, laundry, ventilating, refrigerating, incinerating, air conditioning and sprinkler equipment, telephone systems, televisions and television systems, computer systems and fixtures and appurtenances thereof and all renewals or replacements thereof or articles in substitution thereof, whether or not the same are or shall be attached to the Land and improvements in any manner ("the Tangible Personalty");

(c) all easements, rights of way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances whatsoever, in any way belonging, relating or appertaining to any of the property herein above described, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Mortgagor, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof, and all the estate, right, title, interest, property, possession, claim and demand whatsoever, at law as well as in equity, of Mortgagor of, in and to the same, including but not limited to all judgments, awards of damages and settlements hereafter made resulting from condemnation proceedings or the taking of the property described in paragraphs
(a) and (b) hereof or any part thereof under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to the property described in paragraphs (a) and (b) hereof any part thereof, or to any rights appurtenant thereto (together the "Easements and Other Interests"); (d) all proceeds of any sales or other dispositions of the property described in paragraphs (a) and (b) hereof or any part thereof, including cash proceeds, noncash proceeds, insurance proceeds, products, replacements, additions, substitutions, renewals and accessions of any of the foregoing ("Proceeds");

All property referred to in paragraphs (a) - (d) above subject to the lien of this Mortgage being referred to herein collectively as the "Property";

TO HAVE AND TO HOLD the same, together with all privileges, hereditaments, easements, and appurtenances thereunto belonging, to the Mortgagee and the Mortgagee's successors and assigns to secure the indebtedness recited in this Mortgage, and should the indebtedness secured by this Mortgage be paid according to the tenor and effect thereof when the same shall be due and payable and should Mortgagor timely and fully discharge the obligations secured by this Mortgage, then the Mortgage granted, conveyed and assigned by this Mortgagor shall cease and be void, but shall be otherwise remain in full force and effect.

Mortgagor covenants that Mortgagor is lawfully seized of the Property in fee simple absolute, that Mortgagor has good right and is lawfully authorized to sell, convey or encumber the same, and that the Property is free and clear of all encumbrances except as expressly provided herein. Mortgagor further covenants to warrant and forever defend all and singular the Property unto Mortgagee and the successors or assigns of Mortgagee from and against Mortgagor and all persons whomsoever lawfully claiming the same or any part thereof.

It is agreed that Mortgagor shall be entitled to hold and enjoy the Property until a Default as herein defined has occurred.

Mortgagor further covenants and agrees with Mortgagee as follows:

1. Assignment of Rents and Profits. As further security for all sums secured by this Mortgage, Mortgagor assigns to Mortgagee all rents and profits arising from the Property; provided, however that as long as no Default as hereinafter defined has occurred, Mortgagor shall be entitled to collect and retain all such rents and profits as the sole property of Mortgagor without accounting to Mortgagee therefor.

2. Maintenance. Mortgagor will maintain the Property in good condition and repair and will neither permit nor allow waste thereof. Mortgagor will promptly repair or restore any portion of the Property which is damaged or destroyed by any cause whatsoever and will promptly pay when due all costs and expenses of such repair or restoration. Mortgagor will not remove or demolish any improvement or fixture which is now or hereafter part of the Property and will cut no timber on the Property without the express written consent of Mortgagee. Mortgagee shall be entitled to specific performance of the provisions of this paragraph.

3. Insurance. Mortgagor will keep all improvements and fixtures which are now or hereafter part of the Property insured by such company or companies as Mortgagee may reasonably approve for the full insurable value thereof against all risks including, if coverage is available, flood and earthquake. Such insurance will be payable to Mortgagee as the interest of Mortgagee may appear pursuant to the New York standard form of mortgage clause or such other form of mortgagee clause as may be required by the Mortgagee and will not be cancelable by either the insurer or the insured without at least thirty (30) days prior written notice to Mortgagee. Mortgagor hereby assigns to Mortgagee the right to collect and receive any indemnity payment otherwise owed to Mortgagor upon any policy of insurance insuring any portion of the Property, regardless of whether Mortgagee is named in such policy as a person entitled to collect upon the same. Any indemnity payment received by Mortgagee from any such policy of insurance may, at the option of Mortgagee, (i) be applied by Mortgagee to payment of any sum secured by this Mortgage in such order as Mortgagee may determine or (ii) be applied in a manner determined by Mortgagee to the replacement, repair or restoration of the portion of the Property damaged or destroyed or (iii) be released to Mortgagor upon such conditions as Mortgagee may determine or (iv) be used for any combination of the foregoing purposes. No portion of any indemnity payment which is applied to replacement, repair or restoration of any portion of the Property which is released to Mortgagor shall be deemed a payment against any sums secured by this Mortgage. Mortgagor will keep the Property continuously insured as herein required and will deliver to Mortgagee the original of each policy of insurance required hereby. Mortgagor will pay each premium coming due on any such policy of insurance and will deliver to Mortgagee proof of such payment at least ten (10) days prior to the date such premium would become overdue or delinquent. Upon the expiration or termination of any such policy of insurance, Mortgagor will furnish to Mortgagee at least ten (10) days prior to such expiration or termination the original of a renewal or replacement policy of insurance meeting the requirements hereof. If Mortgagor fails to insure the Property as herein required, Mortgagee may so insure the Property in the name of the Mortgagor or in the name of Mortgagee or both, and the premiums for any such insurance obtained by Mortgagee shall be the obligation of Mortgagor. Upon foreclosure of this Mortgage, all right, title and interest of Mortgagor in and to any policy of insurance upon the Property which is in the custody of Mortgagee, including the right to unearned premiums, shall vest in the purchaser of the Property at foreclosure, and Mortgagor hereby appoints Mortgagee as the attorney in fact of Mortgagor to assign all right, title and interest of Mortgagor in and to any such policy of insurance to such purchaser. This appointment is coupled with an interest and shall be irrevocable.

4. Taxes and Assessments. Mortgagor will pay all taxes, assessments and other charges which constitute or are secured by a lien upon the Property and will deliver to Mortgagee proof of payment of the same not less than ten (10) days prior to the date the same becomes delinquent; however, that Mortgagor shall be entitled by appropriate proceedings to contest the amount or validity of such tax, assessment or charge so long as the collection of the same by foreclosure of the lien upon the Property is stayed during the pendancy of such proceedings and Mortgagor deposits with the authority to which such tax, assessment or charge is payable or with the Mortgagee appropriate security for payment of the same, together with any applicable interest and penalties, should the same be determined due and owing.

5. Access onto Property. Mortgagee and its successors and assigns are hereby granted an easement and right to enter and to authorize others to enter upon the Property for any and all purposes, including conducting environmental investigations and audits (including taking physical samples) and such other action deemed necessary or desirable by Mortgagee to monitor, for Mortgagee's purposes only, compliance by Mortgagor and the Property with all local, state or federal laws, rules or regulations. Mortgagor acknowledges that no adequate remedy at law exists for a violation of the easement and right granted herein and agrees that Mortgagee is entitled to specific performance of its rights under this easement and right. The easement and right granted herein shall continue until this Mortgage is canceled or released or record.

6. Expenditures by Mortgagee. If Mortgagor fails to make payment for restoration or repair of the Property, for insurance premiums or for taxes, assessments or other charges as required in this Mortgage, Mortgagee may, but shall not be obligated to, pay for the same, and any such payment by Mortgagee will be secured by the Mortgage and have the same rank and priority as the principal debt secured hereby and bear interest from the date of payment at the rate payable from time to time on outstanding principal under the Loan Agreement. Payments made for taxes by Mortgagee shall be a first lien on the Property to the extent of the taxes so paid with interest from the date of payment, regardless of the rank and priority of this Mortgage. Mortgagor shall pay to Mortgagee in cash on demand an amount equal to any payment made by Mortgagee pursuant to this paragraph plus interest thereon as herein provided.

7. After Acquired Property. The lien of this Mortgage will automatically attach, without further act, to all fixtures now or hereafter located in or on, or attached to, or used or intended to be used in connection with or with the operation of, the Property or any part thereof.

8. Environmental Indemnification. Mortgagor agrees to indemnify and hold Mortgagee harmless from and against, and to reimburse Mortgagee with respect to, any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses, including reasonable attorney's fees and court costs) of any and every kind of character, known or unknown, fixed or contingent, asserted against or incurred by Mortgagee at any time and from time to time by reason of or arising out of any violation of any Environmental Law and any and all matters arising out of any act, omission, event, or circumstance (including without limitation the presence on, generation at, disposal of, or release from the Property of any hazardous substance or waste), regardless of whether the act, omission, event, or circumstance constituted a violation of any Environmental Law at the time of its existence or occurrence. The terms "hazardous substance" and "release" shall have the meanings specified in the Comprehensive Environmental Response Compensation and Liability Act ("CERCLA"), and the term "disposal" shall have the meaning specified in the Resource Conservation and Recovery Act of 1980 ("RCRA"); provided, if either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment; and provided further, to the extent the laws of the State of South Carolina establish a meaning for "hazardous substance," "release," "solid waste," or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply. For the purposes hereof, the term "Environmental Law(s)" shall mean all federal, state, or local health, safety, or environmental laws, ordinances, and regulations, requiring the removal of, or otherwise regulating the maintenance, storage, transportation, or disposal of any hazardous substance or any other toxic substances (including waste), asbestos, contaminants, petroleum products, or radioactive materials. The provisions of this paragraph shall survive the satisfaction or release of this Mortgage and the satisfaction of the Loan Agreement and shall continue thereafter in full force and effect.

9. Condemnation. Mortgagee shall be entitled to be made a party to and to participate in any proceeding, whether formal or informal, for condemnation or acquisition pursuant to power of eminent domain of any portion of the Property. Mortgagor hereby assigns to Mortgagee the right to collect and receive any payment or award to which Mortgagor would otherwise be entitled by reason of condemnation or acquisition pursuant to power of eminent domain of any portion of the Property. Any such payment or award received by Mortgagee may, at the option of Mortgagee, (I) be applied by Mortgagee to payment of any sums secured by this Mortgage in such order as Mortgagee may determine or (ii) be applied in a manner determined by Mortgagee to the replacement of the portion of the Property taken and to the repair or restoration of the remaining portion of the Property or (iii) be released to Mortgagor upon such conditions as Mortgagee may determine or (iv) be used for any combination of the foregoing purposes. No portion of an indemnity payment which is applied to replacement, repair or restoration of any portion of the Property or which is released to Mortgagor shall be deemed a payment against any sums secured by this Mortgage.

10. Transfer. At the option of Mortgagee, the indebtedness secured by this Mortgage shall become due and payable if, without the prior written consent of the Mortgagee, Mortgagor shall convey away the Property or any interest therein, further encumber the Property, or suffer the placement of any mechanics' lien on the Property; or if the title shall become vested in any other person in any manner whatsoever.

11. Default. A "Default" shall be the occurrence or existence of any of the events specified in the Loan Agreement or of any of the following events or conditions and the continuance thereof for either:

(a) failure of Mortgagor to pay any installment of principal or interest due pursuant to the Loan Agreement;

(b) failure of Mortgagor to pay any other sum secured by this Mortgage when due;

(c) failure of Mortgagor to observe or perform any covenant or agreement set forth in this Mortgage or in the Loan Agreement;

(d) adjudication of Mortgagor as bankrupt, written admission by Mortgagor of an inability to pay the debts of Mortgagor as they mature, assignment of the assets of Mortgagor for the benefit of creditors, request or petition by Mortgagor for the appointment of a receiver, trustee or conservator of the assets of Mortgagor or for reorganization or liquidation of Mortgagor, or acquiescence by Mortgagor to any such request or petition made by another person;

(e) default in any of the terms or conditions of the Loan Agreement for which this Mortgage serves as security;

(f) the discovery of any hazardous substance on the Property;

(g) the appearance on any survey required hereunder of easements or encroachments which have occurred without the written approval of the Mortgagee and which are not removed or corrected within ten (10) business days after written notice thereof to the Mortgagor;

(h) any court of competent jurisdiction (including without limitation the U.S. Bankruptcy Court(s) enjoins or prohibits the Mortgagor or the Mortgagee or either of them from performing this Mortgage, the Loan Agreement or any of the other loan documents, and such proceedings are not discontinued or such decree is not vacated within forty-five (45) days after the granting thereof;

(i) any representation or warranty submitted to the Mortgagee concerning the financial condition or credit standing of the Mortgagor, proves to be false or misleading or, in the Mortgagee's reasonable opinion, there is a threat to its security for the Loan Agreement by reason of a material adverse change in the financial condition or credit standing of the Mortgagor or any Guarantor of the Loan Agreement;

(j) the Mortgagor fails to keep the Property free and clear of all encumbrances, liens, deeds of trust, security interests and subordinate financing, except as may be approved in writing by the Mortgagee in its sole discretion in advance;

(k) any change in the control of the Mortgagor; or

(1) any sale, transfer or conveyance, whether voluntary or involuntary, of the Property or any portion thereof. ,

12. Remedies. Upon the occurrence of a Default as hereinabove defined, Mortgagee may, without notice to Mortgagor, declare all sums secured by this Mortgage immediately due and payable and may commence proceedings to collect such sums, foreclose this Mortgage and sell the Property. If default shall be made in the payment of any amount due under the Loan Agreement, the Mortgage or any other instrument securing the Loan Agreement, then, upon Mortgagee's demand, Mortgagor will pay to Mortgagee the whole amount due and payable under the Loan Agreement and all other sums secured hereby; and if Mortgagor shall fail to pay the same forthwith upon such demand, Mortgagee shall be entitled to sue for and to recover judgment of the whole amount so due and unpaid together with costs and expenses including the reasonable compensation, expenses and disbursements of a Mortgagee's agents and attorneys incurred in connection with such suit and any appeal in connection therewith. Mortgagee shall be entitled to sue and recover judgment as aforesaid either before, after or during the pendency of any proceedings for the enforcement of this Mortgage, and the right of Mortgagee to recover such judgment shall not be affected by any taking, possession or foreclosure sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the terms of this Mortgage, or the foreclosure of the lien hereof. At the foreclosure, Mortgagee shall be entitled to bid and to purchase the Property and shall be entitled to apply the debt secured hereby, or any portion thereof, in payment for the Property. In case of a foreclosure sale of all or any part of the Property and of the application of the proceeds of sale to the payment of the sums secured hereby, Mortgagee shall be entitled to enforce payment of and to receive all amounts then remaining due and unpaid and to recover judgment for any portion thereof remaining unpaid, with interest. The remedies provided to Mortgagee in this paragraph shall be in addition to and not in lieu of any other rights and remedies provided in this Mortgage or by law, all of which rights and remedies may be exercised by Mortgagee independently, simultaneously or consecutively in any order without being deemed to have waived any right or remedy previously or not yet exercised.

Without in any way limiting the generality of the foregoing, Mortgagee shall also have the following specific rights and remedies:

(a) To make any repairs to the Property or other collateral which Mortgagee deems necessary or desirable for the purposes of sale.

(b) To exercise any and all rights of set-off which Mortgagee may have against any account, fund, or property of any kind, tangible or intangible, belonging to Mortgagor which shall be in the Mortgagee's possession or under its control.

(c) To cure such defaults, with the result that all costs and expenses incurred or paid by Mortgagee in effecting such cure shall be additional charges on the indebtedness secured hereby which bear interest at the interest rate specified in the Loan Agreement and are payable upon demand.

(d) To foreclose on such real property and to pursue any and all remedies available to Mortgagee at law or in equity, and in any order Mortgagee may desire in Mortgagee's sole discretion.

13. No Waiver of One Default to Affect Another. No waiver of any event of default hereunder shall extend to or affect any subsequent event of default or any other event of default then existing, or impair any rights, powers or remedies consequent thereon. If Mortgagee (a) grants forbearance or an extension of time for the payment of any sums secured hereby; (b) takes other or additional security for the payment thereof; (c) waives or does not exercise any right granted in the Loan Agreement, this Mortgage or any other instrument securing the Loan Agreement; (d) releases any part of the Property from the lien of the Mortgage or any other instrument securing the Loan Agreement; or (e) makes or consents to any agreement changing the terms of this Mortgage or subordinating the lien or any charge hereof, no such act or omission shall release, discharge, modify, change or affect the original liability under the Loan Agreement, the Mortgage or otherwise of Mortgagor, or any subsequent purchaser of the Property or any part thereof. No such act or omission shall preclude Mortgagee from exercising any right, power or privilege herein granted or intended to be granted in case of any event of default then existing or of any subsequent event of default nor, except as otherwise expressly provided in an instrument or instruments executed by Mortgagee, shall the lien of the Mortgage be altered thereby.

14. Appointment of Receiver. Upon the occurrence of a Default as hereinabove defined, Mortgagee shall be entitled to the appointment of a receiver to enter upon and take and maintain full control of the Property in order to perform all acts necessary and appropriate for the operation and maintenance thereof including, but not limited to, the execution, cancellation or modification of leases, the making of repairs to the Property and the execution or termination of contracts providing for the management or maintenance of the Property, all on such terms as are deemed best to protect the security of this Mortgage. The receiver shall be entitled to receive a reasonable fee for so managing the Property. All rents collected pursuant to this paragraph shall be applied first to the costs of taking control of and managing the Property and collecting the rents, including, but not limited to, attorney's fees, receiver's fees, premium of receiver's bonds, cost of repairs to the Property, premiums on insurance policies, taxes, assessments and other charges on the Property and the costs of discharging any obligation or liability of Mortgagor as lessor or landlord of the Property and then to the sums secured by this Mortgage. Mortgagee or the receiver shall have access to the books and records used in the operation and maintenance of the Property and shall be liable to account only for those rents actually received. Mortgagee shall not be liable to Mortgagor, anyone claiming under or through Mortgagor, or anyone having an interest in the Property by reason of anything done of left undone by Mortgagor under this paragraph. If the rents of the Property are not sufficient to meet the costs of taking control of and managing the Property and collecting the rent, Mortgagee, at its sole option, may advance funds to meet the costs. Any funds expended by Mortgagee for such purposes shall become indebtedness of Mortgagor to Mortgagee secured by this Mortgage. Unless Mortgagee and Mortgagor agree in writing to other terms of payment, such amounts shall be payable upon notice from Mortgagee to Mortgagor requesting payment thereof and shall bear interest from the date of disbursement at the rate stated in the Loan Agreement. The entering upon and taking and maintaining of control of the Property by Mortgagee or the receiver and the application of rents as provided herein shall not cure or waive any default hereunder or invalidate any other right or remedy of Mortgagee hereunder. Notwithstanding the appointment of any receiver or other custodian, Mortgagee shall be entitled as secured party hereunder to the possession and control of any cash deposits or instruments at the time held by, or payable under the terms of this Mortgage to Mortgagee.

15. Waiver by Mortgagee. Mortgagee may, in the sole discretion of Mortgagee, from time to time waive or forbear from enforcing any provision of this Mortgage, and such waiver or forbearance shall not be deemed a waiver by Mortgagee of any right or remedy provided herein or be deemed a waiver of the right at any later time to enforce strictly all provisions of this Mortgage and to exercise any al all remedies provided herein and by law.

16. Waiver by Mortgagor. Mortgagor understands that upon default hereunder, among the remedies set out herein and in the above referenced Loan Agreement, the Mortgagee may foreclose upon the mortgaged premises and ask for a deficiency judgement pursuant to Section 29-3-660, South Carolina Code of Laws (1976). Mortgagor hereby expressly waives and relinquishes any appraisal rights which Mortgagor may have under Section 29-3-680 through Section 29-3-760, South Carolina Code of Laws (1976) as amended and understands and agrees that a deficiency judgment, if pursued by Mortgagee, shall be determined by the highest price bid at the judicial sale of the property.

17. Notices. Any notice given by either party hereto to the other party shall be in writing and shall be signed by the party giving notice. Any notice or other document to be delivered to either party hereto by the other party shall be deemed delivered if mailed postage prepaid to the party to whom directed at the latest address of such party known to the party sending the same. This paragraph shall not be deemed to prohibit any other manner of delivering a notice or other document.

18. Future Advances. Mortgagee, at its option, may make Future Advances to Mortgagor. Such Future Advances, with interest at the rate payable from time to time on the outstanding principal under the Loan Agreement, shall be secured by this Mortgage when evidenced by the Loan Agreement or by any other note or agreement stating that it is secured by this Mortgage or when advanced under the terms of this Mortgage. Mortgagee may make such Future Advances (a) at the request of Mortgagor, whether or not there is any obligation to make Future Advances; (b) pursuant 'to an advance of funds hereunder; or (c) to pay, with or without the consent of Mortgagor, any amounts which may be due under any other mortgage or lien affecting the Property.

19. Additional Documents. The Mortgagor agrees to execute and deliver to the Mortgagee, upon the request of the Mortgagee from time to time hereafter, all financing statements and other documents reasonably required to perfect and maintain the lien and security interest created by the Mortgage.

20. Greater Estate. In the event the Mortgagor is the owner of a leasehold estate with respect to any portion of the Property and, prior to the satisfaction of the indebtedness and the cancellation of this Mortgage of record, Mortgagor obtains a fee estate in such portion of the Property, then, such fee estate shall automatically, and without further action of any kind on the part of Mortgagor, be and become subject to the security lien of this Mortgage.

21. Imposition of Tax. In the event of any state, federal, municipal or other governmental law, order, rule or regulation, in any manner changing or modifying the laws now in force governing the taxation of debts secured by mortgages or the manner of collecting taxes so as to affect adversely the Mortgagee, the Mortgagor will promptly pay any such tax on or before the due date thereof; and if the Mortgagor fails to make such prompt payment or if any such state, federal, municipal or other governmental law, order, rule or regulation prohibits Mortgagor from making such payment or would penalize Mortgagee if Mortgagor makes such payment, then the entire balance of the Loan shall become due and payable at the demand of the Mortgagee.

22. Changes, etc. Neither the Mortgage nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any agreement hereafter made by Mortgagor and Mortgagee relating to the Mortgage shall be superior to the rights of the holder of any intervening lien or encumbrance.

23. Partial Foreclosure. In the event the Property is comprised of more than one parcel of real property, Mortgagor hereby waives any right to require Mortgagee to foreclose or exercise any of its other remedies against all of the Property as a whole or to require Mortgagee to foreclose or exercise such remedies against one portion of the Property prior to the foreclosure or exercise of said remedies against other portions of the Property.

24. Miscellaneous.
(a) The agreements herein shall bind and inure to the benefit of the Mortgagor, Mortgagee and their respective successors and assigns.
(b) Whenever in this Mortgage one of the parties hereto is named or referred to, the successors and assigns of such party shall be included and all covenants and agreements contained in this Mortgage by or on behalf of the Mortgagor or by or on behalf of the Mortgagee shall bind and inure to the benefits of their representatives, heirs, successors and assigns, whether so expressed or not.
(c) The headings of the sections, paragraphs and subdivisions of this Mortgage are for the convenience of reference only, are not be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.
(d) If any provision of this Mortgage conflicts with applicable law, such conflict shall not affect other provision of this Mortgage which can be given effect without the conflicting provision, and to this end the provisions of this Mortgage are, declared to be severable.
(e) This Mortgage shall be governed by and construed and enforced in accordance with the laws of South Carolina.
(f) Mortgagee may make or cause to be made reasonable entries upon and inspections of the Property upon giving Mortgagor prior notice.
(g) All covenants of Mortgagor shall be joint and several.
(h) The undersigned Mortgagor represents to Mortgagee that such Mortgagor is benefited by the loans made by Mortgagee to Mortgagor pursuant to the Loan Agreement, and that adequate and sufficient consideration has been given to Mortgagor for its execution and delivery of this Mortgage.

IN WITNESS WHEREOF, Mortgagor has executed this Mortgage under seal the day and year first above written. Signed, sealed and delivered In the presence of:

HomeGold, Inc., a South Carolina Corporation, successor by statutory merger to HomeSense Financial Corp., a South Carolina Corporation

By: /s/ Forrest E. Ferrell
Its:  President

STATE OF SOUTH CAROLINA
COUNTY OF LEXINGTON
PROBATE

PERSONALLY APPEARED BEFORE ME, the undersigned witness, who, being-duly sworn, deposes and states that (s)he saw the within named Mortgagor by Forrest Ferrell its President sign, seal and deliver the foregoing Mortgage and that (s)he with the other witness whose name is subscribed above witnessed the execution thereof.

Witness

SWORN to before me this 28th day
of September, 2001
Notary Public of South Carolina
My Commission Expires: 3/22/2009

EXHIBIT "A"

All those certain pieces, parcels or tracts of land, with improvements thereon, situate, lying and being in the Town of Lexington, County of Lexington, State of South Carolina, and being delineated as Tract "C", containing 3.7221 acres, on a plat entitled "BOUNDARY SURVEY OF 5 TRACTS" prepared for BB&T Branch Bank, by Hass & Hilderbrand, Inc. date March 31, 1998, recorded in the Office of the Register of Deeds for Lexington County in Plat Slide 383 at Plat 9 (the "Referenced Plat").

TOGETHER WITH a nonexclusive easement and right of way fifty feet (50.0') in width for the use and benefit of Tract "C" as shown on the Referenced Plat for ingress, egress and regress over and across an existing ingress/egress easement fifty feet (50.0') in width more particularly shown on the Referenced Plat as Tract "B," containing .03927 acre (17,706 square feet).

DERIVATION: Limited Warranty Deed of Sunset Real Estate Investment Corp., a South Carolina Corporation, to HomeSense Financial Corp., a South Carolina Corporation, dated February 17, 2000, recorded in the Office of the RMC/Clerk of Court for Lexington County in Book 5653, Page 5, on February 17, 2000.

TAX MAP NOS.:  4332-01-008; 4332-01-013.